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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 1, 1997

                     Structured Products Corp. on behalf of
        TIERS(Service Mark) Corporate Bond-Backed Certificates Trust IBM 1997-4 (Issuer in respect of the TIERS(Service Mark) Corporate Bond-Backed
                         Certicates, Series IBM 1997-4)
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                     33-55860                13-3692801
 (State or other jurisdiction    (Commission file number)    (I.R.S. employer
(of incorporation)                                           identification no.)

         Room 33-130, 33rd floor
         Seven World Trade Center
         New York, New York 10048                                 10019
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code (212) 783-6645

         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.


                  Not Applicable.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.           Financial Statements, Pro-Forma Financial Information and
                    Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

                  1.Trustee's Report in respect of the following Distribution
                    Date: December 1, 1997

Item 8.           Change in Fiscal Year.

                  Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          STRUCTURED PRODUCTS CORP.

                                          By: /s/ Timothy P. Beaulac
                                          --------------------------
                                          Name: Timothy P. Beaulac
                                          Title: Assistant Vice President and
                                                 Finance Officer

Dated:  December 5, 1997

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                                  EXHIBIT INDEX

Exhibit                                                                    Page

1.       Trustee's Reports in respect of the following Distribution Date:
         Decenmber 1, 1997                                                   5

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                                    Exhibit 1

To the Holders of

Trust Investment Enhanced Return SecuritiesSM
Corporate Bond-Backed Certificates, Series IBM 1997-4
         ZTF Class
         Amortizing Class

Pursuant to Section 4.2 of the Trust Agreement, First Trust of New York, National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust, Series IBM 1997-4, hereby gives notice with respect to the Distribution occurring on December 1, 1997 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders of each class of Certificates on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000 original face amount of securities, is as set forth below:

Class                 Principal    Interest       Total Distribution
ZTF Class             $0.00        $0.00          $0.00
Amortizing Class      $11.35       $36.75         $48.10

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.00. The interest accreted on the ZTF class during the period is $7.65395 expressed as a dollar amount per $1,000 original face amount of securities.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. The aggregate stated principal amount of the IBM 7 1/8% Debentures due December 1, 2096 held for the above trust (the "Term Assets") is $100,000,000. The Term Assets are currently rated A1 by Moody's Investors Service, Inc. and A by Standard and Poor's Ratings Group.

5. The Aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class                       Principal Balance
ZTF Class                   $100,000,000.00
Amortizing Class            $73,212,984.50

                            FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION

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